Exhibit 99.2
Tanger Factory Outlet Centers, Inc.

Supplemental Operating and Financial Data
March 31, 2012

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/12

Notice

For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/12

Table of Contents

Section

Portfolio Data:

Geographic Diversification	4
Property Summary - Occupancy at End of Each Period Shown	5
Portfolio Occupancy at the End of Each Period	7
Major Tenants	8
Lease Expirations as of March 31, 2012	9
Leasing Activity	10

Financial Data:

Consolidated Balance Sheets	11
Consolidated Statements of Operations	12
FFO and FAD Analysis	13
Unconsolidated Joint Venture Information	14
Debt Outstanding Summary	16
Future Scheduled Principal Payments	17
Senior Unsecured Notes Financial Covenants	17

Investor Information	18

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/12

Geographic Diversification

As of March 31, 2012

State	# of Centers	GLA	% of GLA

South Carolina	5	1,576,873	15%
Pennsylvania	3	874,422	8%
New York	1	729,736	7%
Georgia	2	668,780	6%
Texas	2	619,729	6%
Delaware	1	568,975	5%
Alabama	1	557,228	5%
North Carolina	3	505,242	5%
New Jersey	1	489,762	4%
Michigan	2	437,202	4%
Tennessee	1	419,038	4%
Ohio	1	409,820	4%
Missouri	1	302,922	3%
Utah	1	298,379	3%
Connecticut	1	289,950	3%
Louisiana	1	282,403	3%
Iowa	1	277,230	2%
Oregon	1	270,212	2%
Illinois	1	250,439	2%
New Hampshire	1	245,698	2%
Maryland	1	199,243	2%
Florida	1	198,877	2%
California	1	171,300	2%
Maine	2	82,286	1%
Total (1)	36	10,725,746	100%

(1)
Excludes two unconsolidated outlet centers in which Tanger has a 50% ownership interest (a 265,086 square foot center in Wisconsin Dells, Wisconsin and a 157,382 square foot center in Cookstown, Ontario). Also, excludes one 741,976 square foot shopping center and one 29,253 square foot warehouse in Deer Park, New York, in which Tanger has a 33.3% ownership interest through unconsolidated joint ventures.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/12

Property Summary - Occupancy at End of Each Period Shown

Consolidated properties
Location	Total GLA 3/31/12	% Occupied 3/31/12	% Occupied 12/31/11	% Occupied 9/30/11	% Occupied 6/30/11	% Occupied 3/31/11
Riverhead, NY	729,736	98%	99%	99%	100%	98%
Rehoboth Beach, DE	568,975	100%	100%	99%	98%	99%
Foley, AL	557,228	98%	97%	96%	98%	98%
Atlantic City, NJ (2)	489,762	98%	99%	99%	N/A	N/A
San Marcos, TX	441,929	99%	100%	100%	97%	95%
Myrtle Beach Hwy 501, SC	425,247	97%	99%	98%	99%	92%
Sevierville, TN	419,038	99%	100%	100%	100%	100%
Jeffersonville, OH (3)	409,820	95%	99%	99%	99%	N/A
Myrtle Beach Hwy 17, SC	402,791	99%	99%	99%	97%	96%
Washington, PA	372,972	98%	99%	99%	99%	99%
Commerce II, GA	370,512	98%	100%	100%	99%	99%
Charleston, SC	365,107	97%	99%	99%	93%	92%
Howell, MI	324,632	97%	98%	98%	98%	99%
Mebane, NC	318,910	100%	100%	99%	100%	99%
Branson, MO	302,922	98%	100%	100%	98%	98%
Park City, UT	298,379	99%	100%	100%	100%	100%
Locust Grove, GA	298,268	98%	100%	100%	99%	99%
Westbrook, CT	289,950	98%	100%	98%	98%	92%
Gonzales, LA	282,403	99%	100%	99%	99%	95%
Williamsburg, IA	277,230	98%	99%	99%	97%	96%
Lincoln City, OR	270,212	95%	96%	95%	98%	99%
Lancaster, PA	254,002	100%	100%	100%	100%	98%
Tuscola, IL	250,439	90%	90%	90%	87%	86%
Hershey, PA (4)	247,448	97%	100%	100%	N/A	N/A
Tilton, NH	245,698	99%	100%	100%	100%	99%
Hilton Head II, SC	206,529	100%	98%	96%	98%	98%
Ocean City, MD (2)	199,243	91%	92%	92%	N/A	N/A
Fort Myers, FL	198,877	92%	92%	85%	85%	90%
Terrell, TX	177,800	94%	94%	94%	94%	94%
Hilton Head I, SC (5)	177,199	100%	98%	96%	96%	82%
Barstow, CA	171,300	100%	100%	100%	100%	100%
West Branch, MI	112,570	96%	96%	100%	100%	98%
Blowing Rock, NC	104,154	98%	100%	100%	100%	100%
Nags Head, NC	82,178	100%	100%	100%	100%	95%
Kittery I, ME	57,667	100%	100%	100%	93%	89%
Kittery II, ME	24,619	100%	100%	100%	100%	100%
Total	10,725,746	97%	99%	98% (1)	98% (1)	97% (1)

Unconsolidated joint venture properties
Deer Park, NY (6)	771,229	91%	90%	89%	88%	85%
Wisconsin Dells, WI	265,086	98%	98%	98%	99%	98%
Cookstown, ON (7)	157,382	91%	100%	N/A	N/A	N/A

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/12

(1)	Excludes the occupancy rate at our Hilton Head I, South Carolina center which opened March 31, 2011 and had not yet stabilized.

(2)	Center acquired in July 2011.

(3)	Center acquired in June 2011.

(4)	Center acquired in September 2011.

(5)	Center opened on March 31, 2011.

(6)	Includes a 29,253 square foot warehouse adjacent to the shopping center.

(7)	Center acquired in December 2011 and located in Ontario, Canada.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/12

Portfolio Occupancy at the End of Each Period (1)

(1)
Excludes two unconsolidated outlet centers in which Tanger has a 50% ownership interest (a 265,086 square foot center in Wisconsin Dells, WI and a 157,382 square foot center in Cookstown, ON). Also, excludes one 741,976 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY, in which Tanger has a 33.3% ownership interest through unconsolidated joint ventures.

(2)	Excludes the occupancy rate at our Hilton Head I, SC center which opened during the first quarter of 2011 and had not yet stabilized.

(3)	Excludes the occupancy rate at our Commerce I, Georgia center which was held for sale as of June 30, 2010 and subsequently sold on July 7, 2010.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/12

Major Tenants (1)

Ten Largest Tenants As of March 31, 2012
Tenant	# of Stores	GLA	% of Total GLA
The Gap, Inc.	79	859,519	8.0%
Phillips-Van Heusen	133	685,900	6.4%
Dress Barn, Inc.	62	379,600	3.5%
Nike	34	364,887	3.4%
Adidas	43	333,792	3.1%
VF Outlet, Inc.	32	323,049	3.0%
Ann Taylor	42	295,371	2.8%
Polo Ralph Lauren	29	286,851	2.7%
Carter's	59	276,641	2.6%
Hanesbrands Direct, LLC	43	245,663	2.3%
Total of All Listed Above	556	4,051,273	37.8%

(1)
Excludes two unconsolidated outlet centers in which Tanger has a 50% ownership interest (a 265,086 square foot center in Wisconsin Dells, WI and a 157,382 square foot center in Cookstown, ON). Also, excludes one 741,976 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY, in which Tanger has a 33.3% ownership interest through unconsolidated joint ventures.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/12

Lease Expirations as of March 31, 2012

(1)    Excludes two unconsolidated outlet centers in which Tanger has a 50% ownership interest (a 265,086 square foot center in Wisconsin Dells, WI and a 157,382 square foot center in Cookstown, ON). Also, excludes one 741,976 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY, in which Tanger has a 33.3% ownership interest through unconsolidated joint ventures.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/12

Leasing Activity (1)

	3/31/2012	6/30/2012	9/30/2012	12/31/2012	Year to Date	Prior Year to Date
Re-tenanted Space:
Number of leases	60				60	96
Gross leasable area	220,237				220,237	336,269
New initial base rent per square foot	$30.01				$30.01	$25.9
Prior expiring base rent per square foot	$20.84				$20.84	$19.27
Percent increase	44.0%				44.0%	34.4%

New straight line base rent per square foot	$32.53				$32.53	$28.26
Prior straight line base rent per square foot	$20.6				$20.60	$18.85
Percent increase	57.9%				57.9%	49.9%

Renewed Space:
Number of leases	188				188	180
Gross leasable area	920,436				920,436	932,095
New initial base rent per square foot	$21.27				$21.27	$20.15
Prior expiring base rent per square foot	$19.38				$19.38	$18.44
Percent increase	9.7%				9.7%	9.3%

New straight line base rent per square foot	$21.97				$21.97	$20.73
Prior straight line base rent per square foot	$19.18				$19.18	$17.88
Percent increase	14.5%				14.5%	16.0%

Total Re-tenanted and Renewed Space:
Number of leases	248				248	276
Gross leasable area	1,140,673				1,140,673	1,268,364
New initial base rent per square foot	$22.96				$22.96	$21.67
Prior expiring base rent per square foot	$19.66				$19.66	$18.66
Percent increase	16.7%				16.7%	16.1%

New straight line base rent per square foot	$24.01				$24.01	$22.73
Prior straight line base rent per square foot	$19.46				$19.46	$18.14
Percent increase	23.4%				23.4%	25.3%

(1)
Excludes two unconsolidated outlet centers in which Tanger has a 50% ownership interest (a 265,086 square foot center in Wisconsin Dells, WI and a 157,382 square foot center in Cookstown, ON). Also, excludes one 741,976 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY, in which Tanger has a 33.3% ownership interest through unconsolidated joint ventures.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/12

Consolidated Balance Sheets (dollars in thousands)

	3/31/2012	12/31/2011	9/30/2011	6/30/2011	3/31/2011
Assets
Rental property
Land	$148,002	$148,002	$148,002	$144,329	$141,577
Buildings	1,773,055	1,764,494	1,747,149	1,560,920	1,441,260
Construction in progress	4,545	3,549	1,800	3,367	2,590
Total rental property	1,925,602	1,916,045	1,896,951	1,708,616	1,585,427
Accumulated depreciation	(530,150)	(512,485)	(494,518)	(477,687)	(462,942)
Total rental property - net	1,395,452	1,403,560	1,402,433	1,230,929	1,122,485
Cash and cash equivalents	10,787	7,894	3,694	18,438	731
Investments in unconsolidated joint ventures, net	48,483	28,481	9,447	4,592	5,861
Deferred lease costs and other intangibles, net	115,157	120,636	120,933	56,166	32,704
Deferred debt origination costs, net	10,775	8,861	6,327	6,783	7,165
Prepaids and other assets	54,304	52,383	50,856	50,681	49,298
Total assets	$1,634,958	$1,621,815	$1,593,690	$1,367,589	$1,218,244
Liabilities and equity
Liabilities
Debt
Senior, unsecured notes, net of discounts	$547,829	$547,763	$547,698	$554,644	$554,670
Senior, unsecured term loans, net of discounts	259,344	9,308	—	—	—
Senior, unsecured bridge loan	—	—	150,000	150,000	—
Mortgages payable, including premiums	110,483	111,379	112,235	—	—
Unsecured lines of credit	121,073	357,092	172,300	182,000	166,300
Total debt	1,038,729	1,025,542	982,233	886,644	720,970
Construction trade payables	15,698	13,656	19,331	27,333	30,984
Accounts payable & accruals	43,165	37,757	44,127	27,129	33,503
Other liabilities	16,399	16,428	16,249	16,170	16,409
Total liabilities	1,113,991	1,093,383	1,061,940	957,276	801,866
Commitments and Contingencies
Equity
Tanger Factory Outlet Centers, Inc. equity
Common shares	926	867	867	813	813
Paid in capital	751,633	720,073	718,318	607,756	606,121
Accumulated distributions in excess of net income	(271,941)	(261,913)	(257,930)	(253,213)	(246,372)
Accumulated other comprehensive income	1,449	1,535	1,516	1,683	1,754
Equity attributable to Tanger Factory Outlet Centers, Inc.	482,067	460,562	462,771	357,039	362,316
Equity attributable to noncontrolling interests:
Noncontrolling interests in Operating Partnership	32,068	61,027	61,344	53,274	54,062
Noncontrolling interest in other consolidated partnerships	6,832	6,843	7,635	—	—
Total equity	520,967	528,432	531,750	410,313	416,378
Total liabilities and equity	$1,634,958	$1,621,815	$1,593,690	$1,367,589	$1,218,244

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/12

Consolidated Statements of Operations (dollars and shares in thousands)

	Three Months Ended					YTD
	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11	3/31/12	3/31/11
Revenues
Base rentals	$57,219	$58,007	$55,018	$48,393	$46,219	$57,219	$46,219
Percentage rentals	1,744	3,872	2,684	1,137	1,391	1,744	1,391
Expense reimbursements	23,476	24,826	22,973	20,616	21,205	23,476	21,205
Other income	1,804	2,435	2,568	1,955	1,924	1,804	1,924
Total revenues	84,243	89,140	83,243	72,101	70,739	84,243	70,739
Expenses
Property operating	26,088	27,192	25,181	23,765	24,108	26,088	24,108
General & administrative	10,020	8,237	7,943	7,185	6,767	10,020	6,767
Acquisition costs	—	217	978	974	567	—	567
Abandoned development costs	—	—	—	—	158	—	158
Depreciation and amortization	25,515	25,228	22,964	17,858	17,965	25,515	17,965
Total expenses	61,623	60,874	57,066	49,782	49,565	61,623	49,565
Operating income	22,620	28,266	26,177	22,319	21,174	22,620	21,174
Interest expense	12,334	12,386	11,958	10,713	10,325	12,334	10,325
Income before equity in losses of unconsolidated joint ventures	10,286	15,880	14,219	11,606	10,849	10,286	10,849
Equity in losses of unconsolidated joint ventures	(1,452)	(742)	(27)	(764)	(32)	(1,452)	(32)
Net income	8,834	15,138	14,192	10,842	10,817	8,834	10,817
Noncontrolling interests in Operating Partnership	(713)	(1,787)	(1,730)	(1,420)	(1,419)	(713)	(1,419)
Noncontrolling interests in other consolidated partnerships	7	6	2	—	—	7	—
Net income attributable to the Company	8,128	13,357	12,464	9,422	9,398	8,128	9,398
Allocation to participating securities	(158)	(163)	(164)	(165)	(192)	(158)	(192)
Net income available to common shareholders	$7,970	$13,194	$12,300	$9,257	$9,206	$7,970	$9,206
Basic earnings per common share:
Net income	$0.09	$0.15	$0.14	$0.11	$0.11	$0.09	$0.11
Diluted earnings per common share:
Net income	$0.09	$0.15	$0.14	$0.11	$0.11	$0.09	$0.11
Weighted average common shares:
Basic	89,671	85,891	85,171	80,483	80,353	89,671	80,353
Diluted	90,832	86,917	85,992	81,104	80,552	90,832	80,552

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/12

FFO and FAD Analysis (dollars and shares in thousands)

	Three Months Ended					YTD
	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11	3/31/12	3/31/11
Funds from operations:
Net income	$8,834	$15,138	$14,192	$10,842	$10,817	$8,834	$10,817
Adjusted for -
Depreciation and amortization uniquely significant to real estate - consolidated properties	25,301	25,019	22,763	17,686	17,807	25,301	17,807
Depreciation and amortization uniquely significant to real estate - unconsolidated joint ventures	1,815	1,253	1,280	1,336	1,306	1,815	1,306
Impairment charge - unconsolidated joint ventures	—	300	—	—	—	—	—
Funds from operations	35,950	41,710	38,235	29,864	29,930	35,950	29,930
FFO attributable to noncontrolling interests in other consolidated partnerships	(2)	(18)	(19)	—	—	(2)	—
Allocation to participating securities	(308)	(345)	(320)	(264)	(310)	(308)	(310)
Funds from operations available to common shareholders	$35,640	$41,347	$37,896	$29,600	$29,620	$35,640	$29,620
Funds from operations per share	$0.36	$0.42	$0.39	$0.32	$0.32	$0.36	$0.32
Funds available for distribution to common shareholders:
Funds from operations	$35,640	$41,347	$37,896	$29,600	$29,620	$35,640	$29,620
Adjusted for -
Corporate depreciation excluded above	214	209	201	172	158	214	158
Amortization of finance costs	561	603	592	482	466	561	466
Amortization of net debt discount (premium)	(248)	(262)	(97)	22	23	(248)	23
Amortization of share-based compensation	3,306	1,756	1,887	1,615	1,798	3,306	1,798
Straight line rent adjustment	(997)	(787)	(1,009)	(1,240)	(793)	(997)	(793)
Market rent adjustment	(234)	(176)	79	(202)	(155)	(234)	(155)
2nd generation tenant allowances	(5,537)	(2,796)	(5,766)	(2,979)	(2,443)	(5,537)	(2,443)
Capital improvements	(891)	(1,181)	(3,419)	(4,334)	(1,598)	(891)	(1,598)
Adjustments from unconsolidated joint ventures	168	(62)	(87)	(14)	(35)	168	(35)
Funds available for distribution	$31,982	$38,651	$30,277	$23,122	$27,041	$31,982	$27,041
Funds available for distribution per share	$0.32	$0.39	$0.31	$0.25	$0.29	$0.32	$0.29
Dividends paid per share	$0.20	$0.20	$0.20	$0.20	$0.19	$0.20	$0.19
FFO payout ratio	56%	48%	51%	63%	61%	56%	61%
FAD payout ratio	63%	51%	65%	80%	67%	63%	67%
Diluted weighted average common shs.	98,690	98,409	97,811	93,237	92,685	98,690	92,685

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/12

Unconsolidated Joint Venture Information

The following table details certain information as of and for the quarter ended March 31, 2012 about various unconsolidated real estate joint ventures in which we have an ownership interest (dollars in millions):

Joint Venture	Center Location	Ownership %	Square Feet	Tanger's Share of Total Assets	Tanger's Share of NOI	Tanger's Share of Debt
Wisconsin Dells	Wisconsin Dells, Wisconsin	50.0%	265,086	$16.7	$0.5	$12.1

Deer Park	Deer Park, Long Island NY	33.3%	741,976	$89.9	$1.6	$82.3

Deer Park Warehouse	Deer Park, Long Island NY	33.3%	29,253	$0.8	$—	$0.8

Galveston/Houston	Texas City, TX	50.0%	—	$16.0	$—	$—

RioCan Canada	Various	50.0%	157,382	$32.0	$0.4	$—

National Harbor	Washington D.C. Metro Area	50.0%	—	$0.8	$—	$—

Other				$0.2	$—	$—

Total				$156.4	$2.5	$95.2

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/12

Unconsolidated Joint Venture Information
Summary Balance Sheets (dollars in thousands)

	3/31/2012	12/31/2011	9/30/2011	6/30/2011	3/31/2011	Tanger's Share as of 3/31/12
Assets
Investment properties at cost - net	$357,357	$344,098	$289,318	$284,076	$285,332	$137,361
Cash and cash equivalents	9,621	7,582	16,141	15,682	14,697	4,263
Deferred lease costs, net	14,294	14,815	2,840	2,877	3,011	6,751
Deferred debt origination costs, net	6,626	7,566	724	970	1,172	2,219
Prepaids and other assets	15,663	11,687	9,969	8,555	7,349	5,834
Total assets	$403,561	$385,748	$318,992	$312,160	$311,561	$156,428

Liabilities & Owners' Equity
Mortgages payable	$273,534	$303,230	$293,534	$293,534	$294,034	$95,220
Construction trade payables	7,719	2,669	4,958	6,034	4,710	3,411
Accounts payable & other liabilities	24,788	27,246	5,378	6,937	4,281	10,841
Total liabilities	306,041	333,145	303,870	306,505	303,025	109,472
Owners' equity	97,520	52,603	15,122	5,655	8,536	46,956
Total liabilities & owners' equity	$403,561	$385,748	$318,992	$312,160	$311,561	$156,428
Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11	3/31/12	3/31/11
Revenues	$11,658	$10,045	$9,488	$9,752	$9,562	$11,658	$9,562
Expenses
Property operating	4,891	4,742	4,718	4,473	4,101	4,891	4,101
General & administrative	163	136	58	(131)	187	163	187
Acquisition costs	704	—	—	—	—	704	—
Abandoned development costs	954	—	—	—	—	954	—
Impairment charge	—	900	—	—	—	—	—
Depreciation & amortization	4,608	3,470	3,534	3,627	3,611	4,608	3,611
Total expenses	11,320	9,248	8,310	7,969	7,899	11,320	7,899
Operating income	338	797	1,178	1,783	1,663	338	1,663
Interest expense	3,829	3,146	1,381	4,126	1,803	3,829	1,803
Net loss	$(3,491)	$(2,349)	$(203)	$(2,343)	$(140)	$(3,491)	$(140)
Tanger's share of:
Total revenues less property operating and general & administrative expenses ("NOI")	$2,526	$2,196	$1,751	$1,984	$1,912	$2,526	$1,912
Net loss	$(1,452)	$(742)	$(27)	$(764)	$(32)	$(1,452)	$(32)
Depreciation (real estate related)	$1,815	$1,553	$1,280	$1,336	$1,306	$1,815	$1,306

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/12

Debt Outstanding Summary (dollars in thousands)

As of March 31, 2012
	Principal Balance	Stated Interest Rate	Market Interest Rate	Maturity Date
Unsecured debt:
Unsecured lines of credit (1)	$121,073	Libor + 1.25%		11/10/2015
2015 Senior unsecured notes	250,000	6.15%		11/15/2015
2020 Senior unsecured notes	300,000	6.125%		6/1/2020
Unsecured term loan	250,000	Libor + 1.80%		2/23/2019
Unsecured note	10,000	1.50%	3.153%	6/30/2016
Net debt discounts	(2,827)
Total unsecured debt	928,246
Secured mortgage debt: (2)
Atlantic City, NJ (including premium of $4,796)	58,227	5.14% - 7.65%	5.05%	11/15/2021 - 12/8/2026
Ocean City, MD (including premium of $353)	19,138	5.24%	4.68%	1/6/2016
Hershey, PA (including premium of $2,020)	33,118	5.17% - 8.00%	3.40%	8/1/2015
Total secured mortgage debt	110,483
Tanger's share of unconsolidated JV debt:
Wisconsin Dells	12,125	Libor + 3.00%	—	12/18/2012
Deer Park	82,315	Libor + 3.50 - 5.00%	—	5/17/2014
Deer Park Warehouse (3)	780	8.25%		5/17/2011
Total Tanger's share of unconsolidated JV debt	$95,220

(1)
The Company has an unsecured, syndicated credit line with a borrowing capacity totaling $500.0 million and a separate cash management line of credit with a borrowing capacity of $20.0 million with one of the participants in the syndication. Both lines expire on November 10, 2015. Facility fees of 25 basis points annually are charged in arrears based on the amount of the commitment.

(2)	Represents mortgages assumed in the acquisitions of various properties owned by joint ventures which are consolidated for financial reporting purposes.

(3)
In June 2008, we, along with our partners in Deer Park, entered into a joint venture to purchase a 29,000 square foot warehouse adjacent to the Deer Park project described above for a total purchase price of $3.3 million. Deer Park Warehouse, in which we have a 33.3% ownership interest, is an unconsolidated joint venture. The interest-only mortgage loan agreement for the warehouse matured on May 17, 2011 and the joint venture did not qualify for the one-year extension option. As a result, the joint venture has accrued interest at a default rate of 8.25% from May 17, 2011 to March 31, 2012, and is currently in negotiations with the lender. As of March 31, 2012, the outstanding principal balance under the warehouse mortgage was $2.3 million. In December 2011, the joint venture recorded an impairment charge of approximately $900,000 to lower the basis of the warehouse to its estimated fair market value.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/12

Future Scheduled Principal Payments (dollars in thousands)

As of March 31, 2012
Year	Tanger Consolidated Payments	Tanger's Share of Unconsolidated JV Payments	Total Scheduled Payments
2012	$1,931	$12,906	$14,837
2013	4,633	—	4,633
2014	3,599	82,314	85,913
2015	403,412	—	403,412
2016	30,279	—	30,279
2017	3,004	—	3,004
2018	3,179	—	3,179
2019	253,365	—	253,365
2020	303,561	—	303,561
2021	5,788	—	5,788
2022 & thereafter	21,636	—	21,636
	$1,034,387	$95,220	$1,129,607
Net Premiums on Debt	4,342	—	4,342
	$1,038,729	$95,220	$1,133,949
Senior Unsecured Notes Financial Covenants (1)

As of March 31, 2012
	Required	Actual	Compliance
Total Consolidated Debt to Adjusted Total Assets	<60%	47%	Yes
Total Secured Debt to Adjusted Total Assets	<40%	5%	Yes
Total Unencumbered Assets to Unsecured Debt	>135%	208%	Yes
Consolidated Income Available for Debt Service to Annual Debt Service Charge	>1.5	4.29	Yes

(1)
For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/12

Investor Information

Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors. Please address all inquiries to our Investor Relations Department.

Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone:	(336) 834-6892
Fax:	(336) 297-0931
e-mail:	tangermail@tangeroutlet.com
Mail:	Tanger Factory Outlet Centers, Inc.
3200 Northline Avenue
Suite 360
Greensboro, NC 27408

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/12